Q1 1998
-------------------------------------------------------
[Washington Mutual Logo]


Piper Jaffray Conference
Minneapolis, MN
June 9, 1998



William A. Longbrake
Executive Vice President and Chief Financial Officer


Slide 1

                           Forward-Looking Information

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Washington Mutual, Inc. and its subsidiaries constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in Form 10-K for the year ending Dec. 31, 1997, and the Registration Statement on Form S-4, reg. No. 333-52785.


Slide 2

                                  WAMU Profile


  Mission                      To Be One of the Nation's Premier
                               Financial Services Companies

  Businesses                   Consumer Banking
                               Financial Services
                               Mortgage Lending
                               Commercial Finance

  Size                         $103.1 Billion in Assets
                               Nation's Largest Savings Institution
                               Nation's 11th Largest Bank

  Slide 3

                                  WAMU Profile
                                 Key Strategies

         Expand Businesses through Internal Growth and Acquisitions

         Maintain a High Quality Balance Sheet

         Improve Operating Efficiency

         Limit Sensitivity to Interest Rate Movements

Slide 4

                                  WAMU Profile
                    Five-Year Financial Targets: 1995 - 2000


                                                               Results
                                           Target             3/31/98(a)


 ROCE                          (gtr. thn)   18.00%              19.68%
 EPS Growth                    (gtr. thn)   15.00               29.24(b)
 Operating Efficiency          (less thn)   50.00               46.20
 NPA/Total Assets              (less thn)    1.00                0.78
 Common Equity/Assets          (gtr. thn)    5.00                5.22
 WAMU Return/S&P 500           (gtr. thn)  100.00

     (a) Results based on earnings from operations which equal reported earnings less transaction-related expenses

     (b) Increase in earnings from operations from Q1 1997 to Q1 1998

Slide 5

[Map of Western United States]

                               Deposits              Deposit
 State         Branches (a)    ($B)(b)               Share(b)

California          364        $30.1                   8.3%
Washington          172          7.7                  14.5%
Florida             118          6.3                   3.7%
Oregon               74          2.0                   7.6%
Other States         43          n/a                   n/a

     (a) Branch count as of 3/31/98 net of pending consolidations

     (b) Interest bearing deposits, exclusive of government deposits, as of December 31, 1997

Slide 6

                                Consumer Banking
                               Broad Product Line

     Deposit Products
         Transaction Accounts
         Time Deposits

     Consumer Loan Products
         Home Equity
         Unsecured Lines
         Manufactured Housing
         Auto/Other

     Mortgage Lending
         Single-Family ARMs
         Single-Family Fixed

     Financial Services
         Mutual Funds
         Annuities
         Securities Brokerage
         Credit Insurance

     Business Banking Products
         Small Business Lending
         Business Transaction Accounts

Slide 7

                                Consumer Banking
                   Customer Acquisition/Cross-Selling Strategy

Strategies       Offer Competitive Consumer-Oriented Products
                 Employ Aggressive Marketing Techniques
                 Increase Customer Contact Through Multiple Delivery Channels
                 Cross-Sell Customers
                 Utilize State of the Art Technology

                                    [arrow]

Results          Increase in Households Served
                 Increase in Checking Accounts
                 Increase in Fee Income
                 Increase in Consumer Loan Originations


Slide 8

Consumer Banking
Distribution Network - As of 3/31/98


                              Northwest(a)   CA   FL   Total

Traditional Branches               189       349  118    656
In-Store Branches                   96        15   --    111
Self-Service and other(c)            4        --   --      4
ATMs                               354       556  188  1,098


(a)  Includes Washington, Oregon, Idaho, Montana and Utah
(b)  Net of pending consolidations
(c)  Includes interactive/self-service and remote drive-up locations


[Map of Western United States and Florida]

Slide 9

                                Consumer Banking
                            Retail Checking Accounts

                                   [Bar Graph]


  YEAR     GW     ASB         WMB         Total            Households

  1995    1.462  .232        .489         2.183               3.696
  1996    1.488  .238        .608         2.334               3.736
  1997    1.432  .321        .766         2.519               3.753
Q1 1998   1.501  .337        .799         2.637               3.822


                                    CAGR           1994-1997
                                    WMB:           24.8%    ASB:  19.75
                                    GW:            (1.4)%

                                    % Change:      1/1/98-3/31/98
                                    WMB:           4.3%    ASB:  5.1%
                                    GW:            4.8%


Slide 10

                                Consumer Banking
                Net New Checking Accounts - Northwest Operations


                                   [Bar Graph]


1995                  1996                  1997                  Q1 1998
----                  ----                  ----                  -------

95,202                119,318              148,815                33,317


Slide 11

                                Consumer Banking
                         Net New Checking Accounts - ASB

                                   [Bar Graph]


    1996                        1997                         Q1 1998
    ----                        ----                         -------

    5,695                       83,127                        16,390


Slide 12

                                Consumer Banking
                         Net New Checking Accounts - GW

                                   [Bar Graph]


Q1 1997       Q2 1997      Q3 1997    Q4 1997            Q1 1998
-------       -------      -------    -------            -------

(46,279)     (51,359)     (36,400)     78,870            68,357
                                       Florida  42%      Florida     54%
                                       California 58%    California  46%













Slide 13

                                Consumer Banking
                  Depositor and Other Retail Banking Fee Income

                                   [Bar Graph]



Dollars in Millions

                         1995     1996    1997  Q1 1997   Q1 1998
                         ----     ----    ----  -------   -------

Southwest/Southeast(a)   $176.4  $205.2  $253.9  $60.08     $59.0
Northwest(b)             $ 57.5  $ 77.3  $112    $21.9      $33.3
Total                    $233.9  $282.5  $365.9  $82.7      $92.3

                         CAGR 1994-1997
                         NW:  57.8%    SW/SE:  17.3%

                         % Change:  Q1 '97 - Q1 '98
                         NW:  52.0%    SW/SE:  (3.1)%

     (a) Southwest/Southeast refers to the operations of Washington Mutual Bank, FA (California and Florida

     (b) Northwest refers to the combined operations of Washington Mutual Bank and Washington Mutual Bank fsb (Washington, Oregon, Idaho, Montana and Utah)







Slide 14

                                Consumer Banking
                                Consumer Lending*

                                   [Bar Graph]


Dollars in Millions

                       1995     1996      1997     Q1 1997   Q1 1998
                       ----     ----      ----     -------   -------

Southwest/Southeast  $   312.7 $  336.2  $  646.8    $106.6    $170.7
Northwest            $   967.3 $1,268.3  $1,506.1    $333.1    $276.1
Total                $ 1,280.0 $1,604.5  $2,152.9    $439.7    $446.8

                       CAGR 1994-1997
                       NW:  14.7%    SW/SE:  26.7%

                                    % Change:  Q1 '97-Q1 '98
                                    NW:  (17.1)%    SW/SE:  60.1%

* Consumer loan originations, not including SFR loans or loans originated through the company's consumer finance subsidiaries.






Slide 15

Non-Banking Products
Distribution Network

                         [Map of Western United States]

Financial Consultants               350

Mutual Funds as of 3/31/98         $4.9B



Slide 16

Non-Banking Products
Revenue Growth*

                                  [Bar Graph]


          Dollars in Millions


          1995           $126.4
          1996           $151.0
          1997           $162.7
          Q1 1997        $ 38.9
          Q1 1998        $ 43.6

     * Includes commission income from sales of mutual funds, annuities, property and casualty insurance, and life insurance and fees associated with management of the proprietary mutual fund complex; does not include commission income generated by the Company's consumer finance subsidiary


Slide 17

                                Mortgage Lending
                               Distribution System

       [Map of United States indicating location of Mortgage Loan Offices and Wholesale Mortgage Offices]


     States                       29
     Lending Offices             190
     Loan Consultants            700
     Account Managers             85




Slide 18

                                Mortgage Lending
                    SFR Loan Origination Market Share - 1997

                                  [Bar Graphs]


       Washington            Oregon                     California

 WAMU       17.01%   WAMU                13.06%   WAMU               7.43%
 Norwest     6.27%   Norwest              5.50%   B of A             6.74%
 Countrywide 2.74%   Countrywide          3.66%   Countrywide        3.12%








Source:  Experian


Slide 19

                                Mortgage Lending
                        Operations - HLC Lending Channel

                                   [Bar Graph]


"All-in" basis point cost per loan origination

                     Q1 1997   Q2 1997    Q3 1997    Q4 1997    Q1 1998
                     -------   -------    -------    -------    -------

Southwest/Southeast      264       191        189        167       171
Northwest                130       116        123        123       117





Slide 20

                                Mortgage Lending
                         SFT Mortgage Loan Originations

                                   [Bar Graph]


Dollars in Billions

             1995       1996        1997    Q1 1997    Q1 1998
             ----       ----        ----    -------    -------

Fixed       $  3.6    $  4.9      $  6.7      $1.4       $4.0
ARMs         $10.4     $11.1       $15.3      $2.6       $2.9
Total        $14.0     $16.0       $22.0      $4.0       $6.9




Slide 21

Mortgage Lending
SFR Loan Prepayment Activity
                                             Annualized Prepayments
                                ----------------------------------------------
                         %      Quarter             Month Ended
                         of      Ended    ------------------------------------
 Category           Portfolio   12/31/97  1/31/98   2/28/98   3/31/98   4/30/98

Short-Term ARMs
  Payment Capped        62%      13.0%     12.8%     17.6%     22.1%     22.8%
  Rate Capped            9       28.4      23.9      31.0      40.2      34.4

Intermediate ARMS       11       15.7      14.1      25.8      28.1      25.9

Fixed Rate              18        9.1       8.9      17.4      19.4      17.9

   Total               100%      14.3%     13.5%     19.7%     24.0%     23.5%


Slide 22

                                Mortgage Lending
                        Credit Quality - Improving Trends


     Total Delinquencies Declining

     NPAs at Lowest Levels in Years

     Reduced REO Levels

     Increasing Recoveries from Sales of REO


Slide 23

                                Mortgage Lending
                 Credit Quality - SFR Loan Nonaccrual By Region

                                   [Bar Graph]


Percentage as of 3/31/98

                                    WAMU                          Market

                  California           1.06                         1.19
                  Northwest            0.47                         0.53
                  Northeast            0.91                         1.26
                  Florida              1.04                         1.35
                  Other                0.71                         0.86


Source:  Mortgage Information Corp. Database 2/98 (market data)


Slide 24

                                Mortgage Lending
                        Operations - HLC Lending Channel

                                   [Bar Graph]


"All-in" basis point cost per loan origination

                     Q1 1997   Q2 1997    Q3 1997    Q4 1997    Q1 1998
                     -------   -------    -------    -------    -------

Southwest/Southeast      264       191        189        167       171
Northwest                130       116        123        123       117





Slide 25

                          Mortgage Lending
             Loan Servicing - Annualized Servicing Cost Per Loan

                                   [Bar Graph]


In dollars

                                                      Goal     Goal       Goal
           Q1 1997 Q2 1997 Q3 1997 Q4 1997  Q1 1998  Q2 1998 Q3 1998   Q4 1998
           ------- ------- ------- -------  -------  ------- -------   -------

Southwest/
Southeast       75      89     78       67        59      59      56        53

Northwest       45      43     43       46        48      48      48        46

Target          50      50     50       50        50      50      50        50





Slide 26

Community-Based Commercial Banking
Higher Margin Business

[Map of Washington, Oregon, Idaho and Utah]

Locations

Full-Service Offices             46 [indicated by a circle on above map]
Business Banking Centers         24 [indicated by a square on above map]
Shared Transaction and
 Referral Financial Center      142 [indicated by a star on above map]
Assets as of 3/31/98          $1.4B
1997 Net Income              $16.3M
Q1 1998 Net Income            $4.2M


Slide 27

Community-Based Commerical Banking
Loans Outstanding

                                  [Bar Graph]


Dollars in Millions

12/31/95            $  608
12/31/96            $  897
12/31/97            $1,301
3/31/98             $1,357

Annual Growth Rate

12/31/96       48%
12/31/97       45%


Slide 28

Consumer Finance
National Franchise



[Map of United States with certain states highlighted]

Locations                   493
Assets as of 3/31/98      $2.5B
1997 Net Income          $45.5M
Q1 1998 Net Income       $12.3M


Slide 29

Financial Performance
Net Income(a)

[Bar Graph]

Dollars in Millions

                           Certain Charges      Total
          Net Income        and Expenses       Net Income        EPS

1995      $550.9                  0               $550.9         $1.44
                                                                 -----
1996      $230.1              $413.7              $643.8(b)      $0.54/$1.70
                                                                 -----------
1997      $481.8              $388.1              $869.9(b)      $1.24/$2.29
                                                                 -----------
Q1 1997   $179.8              $ 22.9              $202.7(b)      $0.47/$0.54
                                                                 -----------
Q1 1998   $265.5              $  5.3              $261.8(b)      $0.68/$0.69
                                                                 -----------

(a)  EPS figures adjusted for 3-for-2 stock split distributed 6/1/98

(b) Excludes SAIF assessment, transaction-related expenses and increase in credit provision in conneciton with acquisitions

Slide 30

Financial Performance
Net Interest Income


[Bar Graph]

Dollars in Millions
               Net Interest Income              Net Interest Margin*

1995                $2,298.4                      2.88%

1996                $2,572.9                      3.11%

1997                $2,656.5                      3.01%

Q1 1997               $656.5                      3.08%

Q1 1998               $712.9                      2.96%


* Calculation of net interest margin has been revised to exclude the loan loss reserve from average interest-earning assets

Slide 31

Financial Performance
Net Interest Spread - Q1 1998

                              WMB                 WMB, FA

Loan Yield*                   8.43%               7.37%

Cost of Deposits              3.87                4.16
                              ----                ----
  Spread                      4.56%               3.21%

Loan Yield*                   8.43%               7.37%

Cost of Borrowings            5.77                5.85
                              ----                ----
  Spread                      2.66%               1.52%

Aggregate Spread*             3.17%               2.75%

*Calculation of loan yield and aggregate spread have been revised to exclude loan loss reserve from average loans


Slide 32

Financial Performance
Operating Efficiency


[Bar Graph]

               Other Expenses          Total Other Expenses
               (Not including          (Including (a) and
               (a) and (b) below)        (b) below)         Efficiency Ratio

1995                $1,732.3
                       $68.6(a)
                        $2.0(b)         $1,802.9                 59.7%


1996                $1,892.5
                       $65.4(a)
                      $470.7(b)         $2,428.6                 58.6%

1997                $1,766.9
                       $63.6(a)
                      $431.1(b)         $2,261.6                 50.9%

Q1 1997               $445.6
                       $15.8(a)
                       $33.7(b)         $495.1                   52.6%

Q1 1998               $418.9
                       $14.7(a)
                        $8.6(b)         $442.2                   46.2%



(a)  Goodwill Amortization
(b) SAIF assessment, transaction-related expenses and increase in credit provision in connection with acquisitions

Slide 33

Financial Performance
Nonperforming Assets

[Bar Graph]

                         NPAs           NPA/Assets

1995                     $991.6         1.14%

1996                     $805.1         0.92%

1997                     $806.6         0.83%

Q1 1998                  $802.6         0.78%


Slide 34

Financial Performance
Reserve for Loan Losses

                    LLRs                LLR/Nonaccrual Loans

1995                $598.1                    85%

1996                $677.1                   118%
                                             120%*

1997                $670.5                   112%
                                             119%*

Q1 1998             $673.2                   111%
                                             119%*

* Nonaccrual loans include loans that have been securitized, which the company retains the credit risk. Coverage for losses on these obligations is provided through adjustment to the balance of mortgage backed securities or contingent liabilities. The total "loss coverage" ratio includes the balance of these adjustments, along with the reserve for loan losses.


Slide 35

               Common         Preferred      Trust Preferred      Senior Debt   Total Equity   Common Equity/Total Assets
1995           $4,812         $632*          $100                  $1,186       $6,730         5.56%

1996           $4,710         $283           $100                  $1,175       $6,268         5.39%

1997           $5,191         $118           $800                    $822       $6,931         5.35%

Q1 1998        $5,388          $49           $800                    $822       $7,059         5.22%


* Includes $80 million of preferred stock issued by second-tier holding company

Slide 36

                     Successful Growth Through Acquisitions


 Acquired           Institution         Assets          Branches
                                     (In Millions)

 1988-92       10 Acquisitions        $   2,041.2            84
 1993          Pioneer*                     926.5            17
 1993          Pacific First              5,861.3           129
 1994-96       6 Acquisitions             1,674.4            66
 1996          American*                 21,893.5           224
 1997          United Western               404.1            16
 1997          Great Western*            43,769.8           636
 Pending       H.F. Ahmanson*            52,511.2           529

 *Pooling transaction






Slide 37

                     Successful Growth Through Acquisitions
                              Acquisition Criteria

         Accretive to Earnings Per Share

         Consistent with Business Strategy

         No Undue Operational Risks

         Capital and Asset Quality Remain Strong

Slide 38

                     Successful Growth Through Acquisitions

           [Two United States Maps; one with Washington State shades, the other with a few midwestern States shaded]

[Map of United States                      [Map of United States highlighting
highlighting Washington]                    all states except Wyoming,
                                            Nebraska, Arkansas, Iowa, Maine
                                            Wisconsin, North dakota, South
                                            Dakota and Vermont]

          12/31/87                            3/31/98

 Assets                $5.7 bn      Assets            $103.1 bn
 Equity               316.9 mm      Equity               5.4 bn
 Stock Price           $6.28        Stock Price        $71.72
 Market Cap           211.9 mm      Market Cap          17.9 bn










Slide 39

                           Stock Market Outperformance

                         Dividends Paid to Shareholders*


                                  [Line Graph]


1986      1987      1988      1989      1990      1991      1992      1993
----      ----      ----      ----      ----      ----      ----      ----

$0.10     $0.13     $0.16     $0.16     $0.19     $0.23     $0.33     $0.50


1994     1995      1996      1997      Q1 1998
----     ----      ----      ----      -------

$0.77    $0.77     $0.90     $1.16       $1.20

 * Adjusted for 50% stock dividends in 1986, 1987, 1992 and 1993






Slide 40

                           Stock Market Outperformance

                       Cumulative Total Return Comparison*


(Assumes reinvestment of dividends)

                                  [Line Graph]


                            TOTAL SHAREHOLDER RETURNS
                             (Dividends Reinvested)


                            ANNUAL RETURN PERCENTAGE
                                  Years Ending

    Company/Index          Dec-83  Dec-84 Dec-85  Dec-86  Dec-87 Dec-88  Dec-89
    -------------          ------  ------ ------  ------  ------ ------  ------

Washington Mutual Inc.      8.00   -12.27  47.34  105.23   -6.12   1.75   36.04
S&P 500 Index              11.35     6.22  31.64   18.62    5.18  16.50   31.59
S&P Financial Index        -0.82     9.39  42.53    8.01  -16.77  18.14   32.61



    Company/Index
    -------------

Washington Mutual Inc. Dec-90 Dec-91 Dec-92 Dec-93 Dec-94 Dec-95  Dec-96 Dec-97
S&P 500 Index          ------ ------ ------ ------ ------ ------  ------ ------
S&P Financial Index
                       -32.93  185.15 52.55   9.96  -27.59 77.31  54.07   49.98
                        -3.12   30.34  7.61  10.08    1.32 37.58  22.96   33.36
                       -21.42   50.56 23.30  11.10   -3.54 54.02  35.17   48.11

                                INDEXED RETURNS

                                  Years Ending
                           Base
                          Period
Company/Index             Mar-83 Dec-83 Dec-8  Dec-85  Dec-86  Dec-87 Dec-88

Washington Mutual Inc.(**) 100   106.00  92.99  137.02  281.20 263.99  268.61
S&P 500 Index              100   111.35 118.2   155.70  184.69 194.26  226.31
S&P Financial Index        100    99.18 108.49  154.84  167.02 139.02  164.23


Dec-89  Dec-90  Dec-91  Dec-92  Dec-93  Dec-94   Dec-95    Dec-96    Dec-97
365.43  245.10  698.89 1066.19 1172.34  848.84   1505.11   2318.92   3477.93
297.80  288.51  378.04  404.86  445.45  451.33    620.93    763.50   1018.22
217.79  171.14  257.65  317.68  352.94  340.45    524.37    708.78   1049.76







(**) 1983 Return uses an IPO price of $12.50, as provided by the company.


                                                 Standard and Poor's Compustat



Slide 41

                           Stock Market Outperformance

              Total Annual Return Peer Comparison 4/1/90 - 3/31/98

                                   [Bar Graph]


                         WAMU                                 36.7%
                         USB                                  36.7%
                         NOB                                  34.4%
                         FTU                                  31.0%
                         CMB                                  29.9%
                         CCI                                  28.9%
                         BAC                                  28.6%
                         KEY                                  26.5%
                         AHM                                  25.5%
                         WFC                                  25.2%
                         ONE                                  23.2%
                         NB                                   22.0%
                         SPX                                  19.0%
                         GDW                                  17.9%








Source:  Bloomberg


Slide 42